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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 3, 2003

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)

500 Kendall Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617) 252-7500

Item 5. Other Events.

        Effective July 1, 2003, in connection with the elimination of our tracking stock structure and associated changes in how we will review our business going forward, we revised our reportable segments. Below is a brief description of the revised presentation of our reportable segments:

  •
  Renal—no changes to the components of this continuing segment.

  •
  Therapeutics—continuing segment that now excludes the activities of our drug discovery and development business, which are presently reported in Other.

  •
  SangStat—new segment that includes the activities of SangStat Medical Corporation beginning on September 11, 2003, the date we acquired SangStat. This segment was not active prior to that date.

  •
  Biosurgery—continuing segment that now includes the activities of our advanced biomaterials business, formerly included in Other. Now excludes the activities of our cardiovascular business which are presently included in Other.

  •
  Diagnostics/Genetics—continuing segment that now includes the activities of our genetic testing businesses, formerly included in Other.

We now report the activities of our bulk pharmaceuticals, oncology, cardiovascular and drug discovery and development business units under the caption "Other." Our oncology activities were formerly reported in the Genzyme Molecular Oncology segment. We now report our corporate operations, general and administrative and corporate science activities, that we do not allocate to our reportable segments or Other, under the caption "Corporate." These activities were formerly reported under the caption "Eliminations/Adjustments."

        We have revised the segment disclosures included in Note A, "Summary of Significant Accounting Policies," Note I., "Goodwill and Other Intangible Assets," and Note R., "Segment Information," to our audited financial statements and notes thereto as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 to conform to the 2003 segment presentation. Exhibit 99 to this Report on Form 8-K includes our audited financial statements and notes thereto as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, including the report of independent auditors dated February 7, 2003, except for Note T, as to which the date is March 28, 2003 and except for Notes A, I, and R, as to which the date is December 2, 2003.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c)
Exhibits:

23	Consent of PricewaterhouseCoopers LLP. Filed herewith.
99
Our audited, consolidated financial statements and notes thereto as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, including the report of independent auditors dated February 7, 2003, except for Note T, as to which the date is March 28, 2003 and except for Notes A, I, and R, as to which the date is December 2, 2003. Filed herewith.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Executive Vice President, Finance, Chief Financial Officer, and Chief Accounting Officer
DATE: December 3, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
23	Consent of PricewaterhouseCoopers LLP. Filed herewith.
99
Our audited, consolidated financial statements and notes thereto as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, including the report of independent auditors dated February 7, 2003, except for Note T, as to which the date is March 28, 2003 and except for Notes A, I, and R, as to which the date is December 2, 2003. Filed herewith.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.
SIGNATURE
EXHIBIT INDEX